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                                                                    EXHIBIT 99.2

                          NOTICE OF GUARANTEED DELIVERY

                         GENERAL NUTRITION CENTERS, INC.

                        OFFER TO EXCHANGE ALL OUTSTANDING
                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2010
                                       FOR
                    8 1/2% SENIOR SUBORDINATED NOTES DUE 2010
                         THAT HAVE BEEN REGISTERED UNDER
                     THE SECURITIES ACT OF 1933, AS AMENDED,
                 PURSUANT TO THE PROSPECTUS, DATED       , 2004

         THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME,
    ON       , 2004, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE
    WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.

         This form or one substantially equivalent hereto must be used to accept the Exchange Offer of General Nutrition Centers, Inc. (the "Company") made
pursuant to the Prospectus, dated       , 2004 (the "Prospectus"), if
certificates for the outstanding 8 1/2% Senior Subordinated Notes due 2010 of the Company (the "Old Notes") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach U.S. Bank National Association, as exchange agent (the "Exchange Agent") prior to 5:00 P.M., New York City time, on the Expiration Date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. In addition, in order to utilize the guaranteed delivery procedure to tender Old Notes pursuant to the Exchange Offer, a completed, signed and dated Letter of Transmittal, or facsimile thereof or Agent's Message in lieu thereof, must also be received by the Exchange Agent prior to 5:00 P.M., New York City time, on the Expiration Date. Capitalized terms not defined herein shall have the respective meanings ascribed to them in the Prospectus.

           DELIVERY TO: U.S. BANK NATIONAL ASSOCIATION, EXCHANGE AGENT

                     By Hand, Overnight Delivery or by Mail:

                              60 Livingston Avenue
                         St. Paul, Minnesota 55107-2292
                         Attention: Specialized Finance

                            By Facsimile Transmission
                        (for Eligible Institutions only):

                                  651-495-8097

                              Confirm by Telephone:

                                  800-934-6802

         DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF THIS INSTRUMENT VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

         This Notice is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "Medallion Signature Guarantor" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box on the Letter of Transmittal.

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Ladies and Gentlemen:

         Upon the terms and conditions set forth in the Prospectus and the accompanying Letter of Transmittal, receipt of which the undersigned hereby acknowledges, the undersigned hereby tenders to the Company the aggregate principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus.

Aggregate Principal Amount of Old Notes Tendered (must be in integral multiples of $1,000)

________________________________________________________________________________
Name(s) of Holders

________________________________________________________________________________
Name of Eligible Guarantor Institution Guaranteeing Delivery

Provide the following information for Old Notes certificates to be delivered to the Exchange Agent:

________________________________________________________________________________
Name of Tendering Institution

________________________________________________________________________________
DTC Account Number

ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

PLEASE SIGN HERE
X
________________________________________________________________________________

X
________________________________________________________________________________
Signature(s) of Owner(s) or Authorized Signatory                Date

________________________________________________________________________________
                         Area Code and Telephone Number

The Notice of Guaranteed Delivery must be signed by the registered holder(s) of the Old Notes, or if signed by a person other than the registered holder(s) of any certificate(s), such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case, signed exactly as its (their) name(s) appear(s) on certificate(s) or on a position listing, and security such certificate(s) must be guaranteed by an Eligible Institution. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and, unless waived by the Company, submit proper evidence satisfactory to the Company of such person's authority to so act. Please print name(s) and address(es).

________________________________________________________________________________
Name(s):

________________________________________________________________________________
Capacity:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
Address(es):

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                                    GUARANTEE
                    (Not to be Used for Signature Guarantees)

         The undersigned, a financial institution (including most banks, savings and loan associations and brokerage houses) that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Old Notes tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Old Notes into the Exchange Agent's account at The Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" section of the Prospectus, together with one or more properly and duly executed Letters of Transmittal, or facsimile thereof or Agent's Message in lieu thereof, and any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

_________________________________       ________________________________________
          Name of Firm                             Authorized Signature

_________________________________       ________________________________________
            Address                                      Title

_________________________________       Name: __________________________________
           Zip Code                                 (Please Type of Print)

Area Code and Tel. No.___________       Dated: _________________________________

NOTE: DO NOT SEND THE PHYSICAL CERTIFICATES REPRESENTING OLD NOTES WITH THIS
      NOTICE. SUCH PHYSICAL CERTIFICATES SHOULD BE SENT TO THE EXCHANGE AGENT, TOGETHER WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.